U.S. SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                               September 15, 2000
                Date of Report (Date of earliest event reported)

                                 FIRETECTOR INC.
        (Exact name of small business issuer as specified in its charter)


Delaware                            0-17580                    11-294129
(State or other jurisdiction  (Commission File Number)     (IRS Employer
of incorporation)                                       Identification Number)


                  209 Lafayette Drive, Syosset, New York 11791
               (Address of Principal Executive Offices) (Zip code)


                                 (516) 433-4700
                           (Issuer's telephone number)



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Item  4.   Changes in Registrant's Certifying Accountant

(a)      Change of independent accountants

     (i) By resolution adopted on September 8, 2000 the Board of Directors of Firetector Inc. elected to change independent accountants. The independent accounting firm of Moore Stephens, P.C. was notified that the client-auditor relationship between Firetector Inc. and Moore Stephens, P.C. would not be renewed. Moore Stephens, P.C. had not yet been retained to audit the Registrant's financial statements for the year ending September 30, 2000.

     (ii) Moore Stephens, P.C. reports on the consolidated financial statements for the fiscal years ended September 30, 1999 and September 30, 1998 contained no adverse opinion, no disclaimer of opinion, nor was qualified or modified as to uncertainty, audit scope or accounting principles.

     (iii)The   decision  to  change   accountants   was   recommended   by  the
          Registrant's Audit Committee.

     (iv) In connection with the audits of the Registrant's consolidated financial statements for each of the two fiscal years ended September 30, 1999 and during any subsequent interim periods preceding September 30, 1999, there have been no disagreements with Moore Stephens, P.C. on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which, if not resolved to the satisfaction of Moore Stephens, P.C. would have caused Moore Stephens, P.C. to make reference to the subject matter of the disagreements in connection with their reports.

     (v)  Not applicable.

     (vi) The Registrant has requested Moore Stephens, P.C. to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of Moore Stephens, P.C. letter to the Securities and Exchange Commission, dated September 15, 2000, is filed as Exhibit 16 to this Form 8-K.

(b)      Engagement of new independent accounts

     (i) On September 8, 2000, the Registrant's board of directors formally engaged Marcum & Kliegman, LLP, 130 Crossways Park Drive, Woodbury, New York as its new independent auditors ("M & K") to audit the Registrant's financial statements. The Registrant, nor any person on the Registrants behalf during the two most recent fiscal years and the subsequent interim periods prior to the engagement of M & K, did not consult with M & K with regard to any of the matters listed in Regulation S-B Items 304 (a) (2) (i) or (ii).

Item 7.  Financial Statements, Pro Forma Financial Statement and Exhibits

Exhibit 1. Letter from Moore Stephens, P.C. regarding agreement with statements by Registrant in response to Item 304(a).

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                          FIRETECTOR INC.
                          (Registrant)


                          /s/JOHN A. POSERINA
                          ------------------------------
                          John A.Poserina, Chief Financial Officer, Secretary and Director

Date:  September 15, 2000